Amendment Dated September 2, 2025

To the

Tanaka Funds

Prospectus & Statement of Additional Information

Of the Tanaka Growth Fund

Dated March 31, 2025

NOTICE OF ADDRESS CHANGE

Effective September 1, 2025, the address for the Fund and the Fund’s investment Adviser has been changed.

The new address for the Fund and for Tanka Capital Management, Inc., the Fund’s investment adviser has changed.  The new address is:

777 West Putnam Avenue, Suite 300

Greenwich, CT  06830

The new address replaces the previous address in all instances in which it appears in the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information.

All parts of the Prospectus and Statement of Additional information not changed by this amendment remain in full force and effect.